UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the Appropriate Box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

DARIOHEALTH CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(1)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

DarioHealth Corp.

8 HaToKhen Street

Caesarea Industrial Park

3088900, Israel

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On Thursday, November 29, 2018

You are cordially invited to attend a special meeting of the stockholders (the “Meeting”) of DarioHealth Corp. (the “Company”), which will be held at 11:00 a.m. on Thursday, November 29, 2018, at the law offices of Zysman, Aharoni, Gayer and Sullivan & Worcester LLP, 1633 Broadway, 32nd Floor, New York, New York 10019, for the following purposes:

1.	To approve, for purposes of NASDAQ Listing Rule 5635(d), the conversion of 1,890,257 shares of the Company’s newly designated Series D Convertible Preferred Stock (the “Series D Preferred Stock”) into an aggregate of 7,561,028 shares of common stock, $0.0001 par value per share (the “Common Stock”) based on a conversion price of $0.90 per share, which was issued pursuant to a private placement transaction that closed on September 13, 2018 and September 26, 2018;

2.	To consider and vote to amend the Company’s 2012 Equity Incentive Plan, as amended (the “Plan”), to increase the number of shares authorized for issuance under the Plan by 2,500,000 shares from 5,373,000 to 7,873,000;

3.	To approve an amendment to the Company’s bylaws, permitting the stockholders to remove a director with or without cause by a vote of the majority of the stockholders entitled to vote at a meeting of the stockholders; and

4.	To transact any other business as may properly come before the Meeting or any adjournments thereof.

All stockholders are cordially invited to attend the Meeting.  If your shares are registered in your name, please bring the admission ticket attached to your proxy card.  If your shares are registered in the name of a broker, trust, bank or other nominee, you will need to bring a proxy or a letter from that broker, trust, bank or other nominee or your most recent brokerage account statement, that confirms that you are the beneficial owner of those shares. If you do not have either an admission ticket or proof that you own shares of the Company, you will not be admitted to the meeting.

The Board of Directors has fixed the close of business on October 12, 2018 as the record date for the Meeting. Only stockholders on the record date are entitled to notice of and to vote at the meeting and at any adjournment or postponement thereof.

Your vote is important regardless of the number of shares you own.  The Company requests that you complete, sign, date and return the enclosed proxy card without delay in the enclosed postage-paid return envelope, even if you now plan to attend the Meeting.  You may revoke your proxy at any time prior to its exercise by delivering written notice or another duly executed proxy bearing a later date to the Secretary of the Company, or by attending the Meeting and voting in person.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be held on November 29, 2018

The proxy statement, proxy card and Annual Report are also available at

http://mydario.investorroom.com

Stockholders may also obtain additional paper or e-mail copies of these materials at no cost by writing to DarioHealth Corp., 8 HaToKhen Street, Caesarea Industrial Park 3088900, Israel, attention: Secretary.

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Securities and Exchange Commission rules allow us to furnish proxy materials to our stockholders over the internet. You may also have access to the materials for the Meeting by visiting the website: http://mydario.investorroom.com. You may also cast your vote by visiting www.proxyvote.com if you hold your shares in “street name,” or www.vstocktransfer.com/proxy if you are a registered stockholder. You may also authorize a proxy to vote your shares over the internet. In order to vote over the internet you must have your stockholder identification number, which is set forth in the Notice of Internet Availability of Proxy Materials mailed to you. You may also request a paper proxy card to submit your vote by mail. If you have any questions regarding the completion of the enclosed proxy card or would like directions to the Meeting, please call +(972)-(4) 770 4055. You may also find directions at http://mydario.investorroom.com/SECFilings.

By order of the Board of Directors,

/s/ Erez Raphael
Erez Raphael
Chief Executive Officer

Caesarea, Israel

October 22, 2018

IMPORTANT: In order to secure a quorum and to avoid the expense of additional proxy solicitation, please either vote by internet or sign, date and return your proxy promptly in the enclosed envelope even if you plan to attend the meeting personally. Your cooperation is greatly appreciated. If you return your proxy without an indication of how you wish to vote, your shares will be counted as a “for” vote proposals 1, 2 and 3.

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS.

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PROXY STATEMENT

DarioHealth CORP.

SPECIAL MEETING OF STOCKHOLDERS

to be held at 11:00 a.m. on November 29, 2018

Zysman, Aharoni, Gayer and Sullivan & Worcester LLP

1633 Broadway, 32nd Floor

New York, New York 10019

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this Proxy Statement?

This Proxy Statement describes the proposals on which our Board of Directors (the “Board”) would like you, as a stockholder, to vote at a Special Meeting of the Stockholders (the “Meeting”), which will take place at 11:00 a.m. on November 29, 2018, at the law offices of Zysman, Aharoni, Gayer and Sullivan & Worcester LLP, 1633 Broadway, 32nd Floor, New York, New York 10019.

This Proxy Statement also gives you information on these proposals so that you can make an informed decision. We intend to mail this Proxy Statement and accompanying proxy card on or about October 25, 2018, to all stockholders of record entitled to vote at the Meeting.

In this proxy statement, we refer to DarioHealth Corp. as the “Company”, “we”, “us” or “our” or similar terminology.

Website addresses included in this proxy statement are textual references only, and the information in any website is not incorporated by reference into this proxy statement.

How many shares must be present in order to hold the special meeting of stockholders?

Our Bylaws provide that a quorum shall consist of the holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy at the Meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the meeting in person or represented by proxy. On October 12, 2018 (the “Record Date”), there were 25,936,165 shares of our common stock, $0.0001 par value per share (the “Common Stock”), issued and outstanding and entitled to vote. Thus, the holders of 12,968,083 shares of Common Stock must be present in person or represented by proxy at the meeting to have a quorum. If such quorum shall not be present or represented, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the Meeting, without notice other than announcement at the meeting, until a quorum shall be present or represented. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Meeting. Abstentions may be specified on all proposals. Abstentions and broker non-votes will be counted towards the quorum requirement. Submitted proxies which are left blank will also be counted as present for purposes of determining a quorum but are not counted for purposes of determining whether a proposal has been approved in matters where the proxy does not confer the authority to vote on such proposal, and thus have no effect on its outcome.

Who can vote at the special meeting of stockholders?

On September 13, 2018 and September 26, 2018, we closed on an offering with accredited and non-U.S. investors (collectively, the “Offering”) relating to the sale of an aggregate of 4,266,800 shares of our Common Stock, at a purchase price of $0.90 per share, an aggregate of 1,890,257 shares of Series D Convertible Preferred Stock, $0.0001 par value per share (the “Series D Preferred Stock”), at a purchase price of $3.60 per share, and warrants (the “Investor Warrants”) to purchase up to an aggregate of 9,462,272 shares of Common Stock (the “Warrant Shares”) at an exercise price of $1.25 per share. The shares of Common Stock issuable upon conversion of the Series D Preferred Stock are not entitled to vote at the Meeting.

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Stockholders who owned shares of our Common Stock on the Record Date may attend and vote at the Meeting, provided, however, that the vote of all shares of our Series D Preferred Stock and Common Stock issued in the Offering will not be counted in determining whether or not the Private Placement Proposal (as hereinafter defined) is approved. There were 25,936,165 shares of Common Stock outstanding on the Record Date. All shares of Common Stock have one vote per share and vote together as a single class. Information about the stockholdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Beneficial Ownership of Principal Stockholders, Officers and Directors” on page 19 of this Proxy Statement.

What is the proxy card?

The proxy card enables you to appoint Erez Raphael, our President and Chief Executive Officer, and/or Zvi Ben-David, our Secretary, Treasurer and Chief Financial Officer, as your representative at the Meeting. By completing and returning the proxy card or voting online as described herein, you are authorizing these persons to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, please complete and return your proxy card before the Meeting date just in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

What am I voting on?

You are being asked to vote:

1.	To approve, for purposes of NASDAQ Listing Rule 5635(d), the conversion of 1,890,257 shares of the Company’s newly designated Series D Convertible Preferred Stock (the “Series D Preferred Stock”) into an aggregate of 7,561,028 shares of common stock, $0.0001 par value per share (the “Common Stock”) based on a conversion price of $0.90 per share, which was issued pursuant to a private placement transaction that closed on September 13, 2018 and September 26 2018 (the “Private Placement Proposal”);

2.	To consider and vote to amend the Company’s 2012 Equity Incentive Plan, as amended (the “Plan”), to increase the number of shares authorized for issuance under the Plan by 2,500,000 shares from 5,373,000 to 7,873,000 (the “Incentive Plan Proposal”); and

3.	To approve an amendment to our existing bylaws (the “Bylaws”) to permit the removal of a director from the Board with or without cause by a vote of the majority of the stockholders entitled to vote at a meeting of the stockholders (the “Bylaw Proposal”).

We will also transact any other business that properly comes before the Meeting.

How does the Board recommend that I vote?

Our Board unanimously recommends that the stockholders vote “FOR” all proposals being put before our stockholders at the Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

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Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, VStock Transfer LLC, you are a “stockholder of record” who may vote at the Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Meeting. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the Meeting.

How do I vote?

(1)          You may vote by mail. You may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If we receive your proxy card prior to the Meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

•	as you instruct, and

•	according to the best judgment of the proxies if a proposal comes up for a vote at the Meeting that is not on the proxy card.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

•	for the Private Placement Proposal

•	for the Incentive Plan Proposal;

•	for the Bylaw Proposal; and

•	according to the best judgment of either Mr. Raphael or Mr. Ben-David if a proposal comes up for a vote at the Meeting that is not on the proxy card.

(2)          You may vote in person at the Meeting. We will pass out written ballots to anyone who wants to vote at the Meeting. However, if you hold your shares in street name, you must bring to the Meeting a valid proxy from the broker, bank or other nominee holding your shares that confirms your beneficial ownership of the shares and gives you the right to vote your shares. Holding shares in street name means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name. We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

(3)          You may vote online. You may also have access to the materials for the Meeting by visiting the website: http://mydario.investorroom.com. You may also cast your vote by visitingwww.proxyvote.com if you hold your shares in “street name,” or www.vstocktransfer.com/proxy if you are a registered stockholder.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Meeting. You may do this by:

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•	sending a written notice to Zvi Ben-David, our corporate Secretary, stating that you would like to revoke your proxy of a particular date;

•	signing another proxy card with a later date and returning it before the polls close at the Meeting; or

•	attending the Meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend and vote at the Meeting, you must bring to the Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in street name or in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the Meeting.

How are votes counted?

You may vote “for,” “against,” or “abstain” on each of the proposals being placed before our stockholders. Abstentions and broker non-votes (i.e., shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present at the Meeting.

What are broker non-votes?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, or other agent indicates on a proxy that it does not have discretionary authority to vote certain shares on a non-routine proposal, then those shares will be treated as broker non-votes. Proposals No. 1, 2 and 3 are non-routine proposals; therefore, your broker, bank or other agent is not entitled to vote your shares on Proposals No. 1, 2 and 3 without your instructions.

How many votes are required to approve the Private Placement Proposal?

The affirmative vote of a majority of the votes cast at the Meeting by the holders of Common Stock represented in person or by proxy and entitled to vote is required for approval of the Private Placement Proposal. Abstentions are considered present for purposes of establishing a quorum but will have no effect on the Private Placement Proposal. Broker non-votes will not affect the outcome of the vote on this matter.

How many votes are required to approve the Incentive Plan Proposal?

The affirmative vote of a majority of the votes cast at the Meeting by the holders of Common Stock represented in person or by proxy and entitled to vote is required for approval of the Incentive Plan Proposal. Abstentions are considered present for purposes of establishing a quorum but will have no effect on the approval of the Incentive Plan Proposal. Broker non-votes will not affect the outcome of the vote on this matter.

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How many votes are required to approve the Bylaw Proposal?

The affirmative vote of sixty-six and two-thirds percent (66 2/3%) of the stockholders entitled to vote at a meeting of the stockholders is required for approval of the Bylaw Proposal. Abstentions are considered present for purposes of establishing a quorum but will have the effect of a vote against the Bylaw Proposal. Broker non-votes will have the effect of a vote against the approval of the Bylaw Proposal.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “for” vote for all of the proposals being placed before our stockholders at the Meeting.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Meeting?

We will announce preliminary voting results at the Meeting and file a Current Report on Form 8-K announcing the final voting results of the Meeting.

Who can help answer my questions?

You can contact our Secretary, Treasurer and Chief Financial Officer, Zvi Ben-David, at +(972)-(4) 770 4055 or by sending a letter to Mr. Ben-David at offices of the Company at 8 HaToKhen Street, Caesarea Industrial Park 3088900, Israel with any questions about proposals described in this Proxy Statement or how to execute your vote.

No Right of Appraisal

None of Delaware law, our Certificate of Incorporation or our Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF PROPOSALS 1, 2 and 3.

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PROPOSAL 1

PRIVATE PLACEMENT PROPOSAL

Background

On September 13, 2018 and September 26, 2018, we closed the Offering relating to the sale of an aggregate of 4,266,800 shares of our Common Stock, at a purchase price of $0.90 per share, an aggregate of 1,890,257 shares of Series D Convertible Preferred Stock, at a purchase price of $3.60 per share, and Investor Warrants to purchase up to an aggregate of 9,462,272 shares of Common Stock at an exercise price of $1.25 per share.

Pursuant to the Certificate of Designation of Preferences, Rights and Limitations of the Series D Preferred Stock (the “Certificate of Designation”), the shares of Series D Preferred Stock are convertible into an aggregate of 7,561,028 shares of Common Stock based on a conversion price of $0.90 per share. Such conversion price is not subject to any future price-based anti-dilution adjustments but does carry customary anti-dilution protection. The holders of the Series D Preferred Stock will not be entitled to convert such preferred stock into shares of Common Stock until we obtain stockholder approval for such conversion and upon obtaining such stockholder approval the Series D Preferred Stock shall automatically convert into shares of Common Stock. The holders of the Series D Preferred Stock do not possess any voting rights. The Series D Preferred Stock carries a liquidation preference for each holder equal to the investment made by such holder in the Series D Preferred Stock issued in the Offering, and such liquidation preference applies in certain deemed liquidation events such as a change in control of the Company. In addition, the holders of Series D Preferred Stock are eligible to participate in dividends and other distributions by us on an as-converted basis.

We have agreed to file a registration statement covering the resale of the shares of Common Stock sold in the Offering, the shares of Common Stock issuable upon conversion of the Series D Preferred Stock, and the Warrant Shares, by November 25, 2018.

Description of the Series D Preferred Stock

Conversion Price. The Series D Preferred Stock entitles the holders thereof to convert their shares of Series D Preferred Stock into Common Stock at a conversion price of $0.90 per share, subject to adjustment.

Automatic Conversion. The Series D Preferred Stock will automatically convert into shares of Common Stock upon obtaining stockholder approval of the Private Placement Proposal, subject to the beneficial ownership limitation set forth below.

Beneficial Ownership Limitation. Until such time as the Series D Preferred Stock is automatically converted upon obtaining stockholder approval of the Private Placement Proposal, the holder will not have the right to convert its Series D Preferred Stock if the holder (together with its affiliates and any other persons whose beneficial ownership of shares of Common Stock would be aggregated with the holder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) would beneficially own in excess of 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the conversion, as such percentage ownership is determined in accordance with the terms of the Certificate of Designation.

Adjustments. The conversion price of the Series D Preferred Stock and the number of shares of Common Stock issuable upon the conversion of the Series D Preferred Stock are subject to adjustment in certain circumstances.

Rights Upon Distribution of Assets. If we declare or makes any dividend or other distribution of its assets to holders of shares of Common Stock, the exercise price in effect immediately prior to the record date fixed for determination of holders entitled to receive the distribution shall be reduced pursuant to a formula set forth in the Warrants and the number of Warrant Shares shall be adjusted accordingly.

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Listing. There is no established public trading market for the Series D Preferred Stock, and we do not expect a market to develop. In addition, we do not intend to apply for listing of the Series D Preferred Stock on any national securities exchange or other nationally recognized trading system.

Fundamental Transactions. In the event of any fundamental transaction, as described in the Certificate of Designation and generally including any merger with or into another entity, sale of all or substantially all of the our assets, tender offer or exchange offer, or reclassification of the Common Stock, we shall make appropriate provision so that Series D Preferred Stock shall thereafter be convertible for shares of the successor entity based upon the conversion ratio or other consideration payable in the fundamental transaction. In connection with a fundamental transaction that constitutes a corporate event, we shall make appropriate provision to ensure that the holder will thereafter have the right to receive, upon conversion of Series D Preferred Stock in lieu of the shares of Common Stock (or other securities, cash, assets or other property) purchasable upon the conversion of Series D Preferred Stock prior to such fundamental transaction, such shares of stock, securities, cash, assets or any other property whatsoever which the holder would have been entitled to receive upon the happening of such fundamental transaction had the Series D Preferred Stock been converted immediately prior to such fundamental transaction.

Voting Rights. The holders of the Series D Preferred Stock do not have any voting rights, until they convert such shares into Common Stock.

Why We Need Stockholder Approval

Our Common Stock is listed on the Nasdaq Capital Market and, as such, we are subject to the Nasdaq Stock Market Rules. Nasdaq Stock Market Rule 5635(d), (the “Nasdaq 20% rule”), requires stockholder approval prior to the issuance of securities in connection with a transaction (other than a public offering) involving the sale, issuance or potential issuance of Common Stock (or securities convertible into or exercisable for Common Stock), at a price less than market value, equal to 20% or more of the Common Stock outstanding prior to the transaction. In order to permit the conversion of the Series D Preferred Stock, we are seeking stockholder approval as required by the Nasdaq 20% rule.

Consequences of Not Approving this Proposal

If we do not obtain stockholder approval, the holders of Series D Preferred Stock will be unable to convert 1,890,257 shares of our Series D Preferred Stock into shares of Common Stock and be unable to receive 7,561,028 shares of Common Stock.

Required Vote

The affirmative vote of a majority of the votes cast at the Meeting by the holders of Common Stock represented in person or by proxy and entitled to vote is required for the Private Placement Proposal, provided, however, that the vote of all shares of our Common Stock issued in the Private Placement Offering will not be counted in determining whether or not the Private Placement Proposal is approved. Abstentions and broker non-votes will not be counted “for” or “against” the proposal and will have no effect on the outcome of the vote.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PRIVATE PLACEMENT PROPOSAL.

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PROPOSAL 2

INCENTIVE PLAN PROPOSAL

On October 7, 2018, the Board (upon the recommendation of the Board’s Compensation Committee (the “Compensation Committee”)) unanimously approved to amend the 2012 Equity Incentive Plan (the “Plan Amendment”), subject to stockholder approval, to increase the number of shares of Common Stock authorized for issuance under the 2012 Equity Incentive Plan by 2,500,000 shares from 5,373,000 to 7,873,000 and to permit the issuance of stock grants under the 2012 Equity Incentive Plan.

The full text of the proposed Plan Amendment is set out in Annex A to this Proxy Statement. The text of the proposed Plan Amendment is subject to modification to include such changes as the Board deems necessary and advisable to affect the increase in the number of shares of Common Stock reserved and available for issuance under the 2012 Equity Incentive Plan. Stockholders are being asked to approve the Plan Amendment.

Reasons for the Plan Amendment

The purpose of our 2012 Equity Incentive Plan is to attract and retain directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage a sense of proprietorship and to stimulate an active interest of such persons in our development and financial achievements. In addition, we intend to use most of the increased number of shares available under the 2012 Equity Incentive Plan to issue awards to board members, employees, consultants, advisors and service providers in lieu of cash payments that are, or may be, owed, as a way to preserve our cash. Our Board believes that the number of shares of Common Stock subject to the 2012 Equity Incentive Plan remaining available is insufficient to achieve the purpose of the 2012 Equity Incentive Plan. Therefore, our Board believes the Plan Amendment is necessary to increase the number of shares of Common Stock available under the 2012 Equity Incentive Plan, which will allow flexibility in granting awards to attract and retain key personnel and to provide a means for directors, officers, employees, consultants and advisors to preserve our cash, to acquire and maintain an interest in us, which interest may be measured by reference to the value of our Common Stock.

Effects of the Plan Amendment

As a result of the Plan Amendment, there will be an increase in the total number of shares of Common Stock reserved for issuance under the 2012 Equity Incentive Plan. This will provide us with the ability to grant more awards than are currently available under the 2012 Equity Incentive Plan to eligible recipients including employees, directors, consultants and advisors. The issuance in the future of awards under the 2012 Equity Incentive Plan consisting of full value awards, options to purchase shares of Common Stock and stock grants may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the holders of the currently outstanding shares of Common Stock. The effective increase in the number of authorized but unissued shares of Common Stock that may be issued as awards under the 2012 Equity Incentive Plan may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our Certificate of Incorporation or Bylaws. Holders of the Common Stock have no preemptive or other subscription rights.

Description of the 2012 Equity Incentive Plan

Shares Subject to the 2012 Equity Incentive Plan. The 2012 Equity Incentive Plan provides for grants of stock options and stock grants to employees, directors and consultants of ours (and affiliates of ours). The maximum number of shares of Common Stock currently reserved for the grant of awards under the 2012 Equity Incentive Plan is 5,373,000, subject to adjustment as provided by the 2012 Equity Incentive Plan. As of the Record Date, 394,930 shares were available for future grants under the 2012 Equity Incentive Plan If the proposal for the Plan Amendment is approved, then the maximum number of shares of Common Stock reserved for grant of awards under the 2012 Equity Incentive Plan will be 7,873,000, of which 2,894,930 will be available for future grants.

Purpose and Eligible Individuals. The purpose of the 2012 Equity Incentive Plan is to retain the services of valued key employees, directors and consultants of ours and its affiliates, thereby strengthening their incentive to achieve the objectives of our stockholders, to serve as an aid and inducement in the hiring of new employees and to provide an equity incentive to consultants and other persons selected by the Compensation Committee. Under the 2012 Equity Incentive Plan, awards may be granted to our officers, directors, employees and consultants or to our affiliates (each, a “Participant”).

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Administration. The Board has the authority to administer the 2012 Equity Incentive Plan or may delegate administration of the 2012 Equity Incentive Plan to a committee of not less than two outside members of the Board, in accordance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and/or not less than two (2) non-employee directors, in accordance with Rule 16b-3 promulgated under the Exchange Act. Our Board has delegated its administrative powers to administer the 2012 Equity Incentive Plan to our Compensation Committee. As such, our Compensation Committee has the power, among other things, to (a) determine terms and conditions of any option or stock right granted, including the exercise price and the vesting schedule, (b) select persons who are to receive options, (c) interpret the 2012 Equity Incentive Plan and prescribe rules and regulations for its administration and (d) delegate to a subcommittee any of the administrative powers the Compensation Committee is authorized to exercise, subject, however, to such resolutions, not inconsistent with the provisions of the 2012 Equity Incentive Plan, as may be adopted from time to time by the Board.

Stock Options. The Compensation Committee may grant incentive stock options (“ISOs”), nonqualified stock options or options under Section 102 or 3(i) of the Israeli Tax Ordinance (New Version) 1961 (“OTI”) (collectively referred to as “Options”). The Compensation Committee determines the number of shares of Common Stock subject to each Option, provided that the aggregate fair market value of the shares of Common Stock with respect to which ISOs are exercisable for the first time by a participant during any calendar year shall not exceed $100,000. The Compensation Committee determines the exercise price of an Option, its duration and the manner and time of exercise. However, in no event shall an Option be exercisable more than ten years following the grant date thereof. A ten percent stockholder of the Company shall not be granted an ISO unless the exercise price of such ISO is at least 110% of the fair market value of the Common Stock at the date of grant and such ISO is not exercisable after the expiration of five years from the date of grant. ISOs may be issued only to employees of the Company or of a corporate subsidiary of ours, and the exercise price must be at least equal to the fair market value of the Common Stock as of the date the Option is granted.

The Compensation Committee, in its discretion, may provide the vesting terms of any Option. The vesting of one or more outstanding Options may be accelerated by the Board at such times and in such amounts as it shall determine in its sole discretion.

The exercise price of an Option may be paid in any form or method authorized by the Board and permitted by the option agreement and 2012 Equity Incentive Plan.

ISOs granted under the 2012 Equity Incentive Plan and the rights and privileges conferred by the 2012 Equity Incentive Plan may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by applicable laws of descent and distribution. Nonqualified stock options shall be not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by applicable laws of descent and distribution or as otherwise provided in the option agreement.

Restricted Stock. The Compensation Committee may award shares of Common Stock to a Participant subject to such conditions and restrictions as the Compensation Committee may determine. Restrictions could include conditions that require the Participant to forfeit the shares in the event that the Participant ceases to provide services to us or any of our affiliates thereof before a stated time.

The period of restriction, the number of shares of restricted stock granted, the purchase price, if any, and such other conditions and/or restrictions as the Compensation Committee may establish will be set forth in an award agreement.

After all conditions and restrictions applicable to restricted shares have been satisfied or have lapsed, shares of restricted stock will become freely transferable, as determined by the Compensation Committee and stated in the award agreement.

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The Compensation Committee may make a stock award without any restrictions.

Effect of Certain Corporate Transactions. If a recapitalization or similar transaction occurs that does not alter the existing proportionate ownership of the Common Stock, appropriate adjustments shall be made in the exercise price, the purchase price, if any, and number of outstanding awards. In the case of a change of control (as defined in the 2012 Equity Incentive Plan), such as a merger, acquisitive transaction, reorganization, liquidation or other transaction (a “Major Transaction”) that does alter such proportionate ownership, vested awards generally may be exercised before such transaction and persons owning Common Stock as a result of awards made under the 2012 Equity Incentive Plan will participate on the same basis as other owners of Common Stock. Alternatively, the Board may determine in the case of a Major Transaction that awards will continue in effect on a basis similar to that in effect prior to such Major Transaction, including with respect to vesting, except that such rights shall apply with respect to the surviving entity or shall be assumed by the surviving or acquiring corporation (in accordance, as applicable, with the requirements of Section 409A of the Code or Section 424 of the Code). The Board may, in its discretion, accelerate vesting in whole or in part in connection with a Major Transaction. The 2012 Equity Incentive Plan also provides that Awards may be liquidated for a cash payment.

Further Amendments to the 2012 Equity Incentive Plan. The Board or the Compensation Committee may, at any time, modify, amend or terminate the 2012 Equity Incentive Plan or modify or amend awards granted under the 2012 Equity Incentive Plan, including, without limitation, such modifications or amendments as are necessary to maintain compliance with applicable laws. However, the Board or the Compensation Committee may not, without approval of our stockholders: (1) increase the total number of shares covered by the 2012 Equity Incentive Plan, except by adjustments upon certain changes in capitalization; (2) change the aggregate number of shares of Common Stock that may be issued to any single person; (3) change the class of persons eligible to receive awards under the 2012 Equity Incentive Plan; or (4) make other changes in the 2012 Equity Incentive Plan that require stockholder approval under applicable law (including any rules of any applicable stock exchange or stock quotation system of which our shares of Common Stock are traded). Except as otherwise provided in the 2012 Equity Incentive Plan or an Award agreement, no amendment will adversely affect outstanding awards without the consent of the participant. Any termination of the 2012 Equity Incentive Plan will not terminate awards then outstanding, without the consent of the participant.

Term of the 2012 Equity Incentive Plan. Unless sooner terminated by the Board, the 2012 Equity Incentive Plan will terminate on the day prior to the tenth anniversary of its adoption by the Board. No award may be granted after such termination or during any suspension of the 2012 Equity Incentive Plan.

U.S. Tax Treatment. The following description of the federal income tax consequences of awards is general and does not purport to be complete.

Incentive Stock Options

Generally, a participant incurs no federal income tax liability on either the grant or the exercise of an ISO, although a participant will generally have taxable income for alternative minimum tax purposes at the time of exercise equal to the excess of the fair market value of the shares subject to the Option over the exercise price. Provided that the shares are held for at least one year after the date of exercise of the Option and at least two years after its date of grant, any gain realized on a subsequent sale of the shares will be taxed as long-term capital gain. If the shares are disposed of within a shorter period of time, the participant will recognize ordinary compensation income in an amount equal to the difference between the fair market value of the shares on the date of exercise (or the sale price of the shares sold, if less) over the exercise price. We receive no tax deduction on the grant or exercise of an ISO, but we may be entitled to a tax deduction if the participant recognizes ordinary compensation income on account of a premature disposition of shares acquired on exercise of an ISO, in the same amount and at the same time as the participant recognizes income.

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Nonqualified Stock Options

A participant realizes no taxable income when a nonqualified stock option is granted. Instead, the difference between the fair market value of the shares acquired pursuant to the exercise of the Option and the exercise price paid is taxed as ordinary compensation income (subject to employment taxes and withholding) when the Option is exercised. The difference is measured and taxed as of the date of exercise, if the shares are not subject to a "substantial risk of forfeiture," or as of the date or dates on which the risk terminates in other cases. A participant may elect (as described under Restricted Stock below) to be taxed on the difference between the exercise price and the fair market value of the shares on the date of exercise, even though some or all of the shares acquired are subject to a substantial risk of forfeiture. Once ordinary compensation income is recognized, gain on the subsequent sale of the shares is taxed as short-term or long-term capital gain, depending on the holding period after exercise. We receive no tax deduction on the grant of a nonqualified stock option, but may be entitled to a tax deduction when a participant recognizes ordinary compensation income on or after exercise of the Option, in the same amount as the income recognized by the participant.

Stock Grants

With respect to stock grants under our 2012 Equity Incentive Plan that are made without any restrictions, a participant generally recognizes ordinary compensation income equal to the excess of the fair market value of the shares received over the amount paid (if any). We generally will be entitled to a deduction in an amount equal to the ordinary compensation income recognized by a participant.

When the stock is subsequently sold, the participant generally will recognize capital gain or loss (short-term or long-term, as applicable) equal to the difference between the amount realized upon the sale of the shares and his or her tax basis (generally the amount paid plus any ordinary compensation income recognized).

Restricted Stock

If stock is awarded subject to restrictions, a participant generally will not recognize income at the time of the award, but will instead recognize ordinary compensation income equal to the excess of the fair market value of the shares received over the amount paid (if any) when restrictions on transferability or that otherwise constitute a substantial risk of forfeiture lapse.

A participant may elect to be taxed at the time of the receipt of the shares, rather than upon the lapse of restrictions on transferability or substantial risk of forfeiture, but if the participant subsequently forfeits such shares, the participant would not be entitled to any tax deduction for the amount of previously recognized ordinary compensation income. (He or she will be entitled to a capital loss for the amount paid (if any) for the shares.) The participant must file a so-called Section 83(b) election with the Internal Revenue Service within 30 days of the receipt of the shares.

We generally will be entitled to a deduction at the time, and in an amount equal to, the ordinary compensation income is recognized by the participant.

When the stock is subsequently sold, the participant generally will recognize capital gain or loss (short-term or long-term, as applicable) equal to the difference between the amount realized upon the sale of the shares and his or her tax basis (generally the amount paid plus any ordinary compensation income recognized).

Dividends

A participant will generally not receive the benefit of dividends prior to the exercise of an option. Unless an election under Section 83(b) of the Code has been made, the full amount of dividends or other distributions of property made with respect to stock awards before the lapse of any applicable restrictions (Restricted Stock) will constitute ordinary compensation income, and we are generally entitled to a deduction at the same time and in the same amount as the income is realized by the participant.

Section 162(m) of the Code

Section 162(m) of the Code generally disallows an income tax deduction to public companies for compensation in excess of $1,000,000 paid in any year to the principal executive officer, the principal financial officer and the three other most highly compensated executive officers. Recent changes to Section 162(m) of the Code mean that each of these persons for a particular year after 2016 will remain subject to this limit in subsequent years, even if not included in that group for the year. In addition, the performance-based compensation exception, which may have applied to one or more of our outstanding options or other forms of equity award, is no longer available after 2017.

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Nevertheless, the deductibility of compensation is but one of the critical factors in the design and implementation of any compensation arrangement, and the Compensation Committee and our Board reserve the right to pay nondeductible compensation when appropriate.

Israeli Tax Treatment. The following is a summary of the Israeli income tax consequences of certain transactions under the 2012 Equity Incentive Plan with regard to the granting of awards to Israeli participants. It is general and does not purport to be comprehensive.

Generally, the 2012 Equity Incentive Plan provides for the granting of awards to employees, directors and consultants under either Section 102 or Section 3(i) of the ITO. The awards granted under the 2012 Equity Incentive Plan to employees and officeholders, who are not controlling shareholders (as defined in the ITO) are subject to the “capital gains tax route” under Section 102 of the ITO (the “Capital Gains Tax Route”), and the awards granted to participants in the 2012 Equity Incentive Plan who do not qualify to receive awards under the Capital Gains Tax Route, including consultants, service providers and controlling shareholders, are subject to Section 3(i) of the ITO.

The Capital Gains Tax Route generally provides for a reduced tax rate of 25% on gains realized upon the sale of the award’s underlying shares, subject to the fulfillment of certain procedures and conditions including the deposit of such awards (or shares issued upon their exercise or shares in case restricted stock was granted) for a requisite period of time with a trustee approved by the Israeli Tax Authority (currently, 24 months from the date of grant). Notwithstanding the above, in any event where the exercise price of the underlying shares subject to the awards is less than the fair market value of the underlying shares at the time of grant of the awards (calculated as the average value of a company's shares on the 30 trading days preceding the date of grant), such amount will be deemed ordinary income of the award holder, taxed at the applicable marginal tax rate (up to 50% in 2016) together with health insurance and social security insurance payments, on the date of sale of the underlying shares and/or the date of the release of such underlying shares from trust. In the event the requirements of Section 102 of the ITO for the allocation of awards according to the Capital Gains Tax Route are not met, the benefit attributed to the award holder as a result of the grant of such awards will be taxed as ordinary work income at applicable marginal income tax rates (together with health insurance and social security insurance payments). For as long as the restricted stock or the shares issued upon exercise of awards are registered in the name of the trustee, the voting rights with respect to such shares will remain with the trustee. Under the Capital Gains Tax Route, a company, or its Israeli subsidiary, as the case may be, is generally not entitled to recognize a deduction for Israeli tax purposes on the gain recognized by the award holder upon sale of the shares underlying the awards (except for such amount that will be deemed ordinary income of the award holder as explained above). Our Israeli subsidiary will be required to withhold applicable tax (and social security and national health insurance charges, if applicable) at source on behalf of the award holder and may be required to pay social security and national health insurance charges.

Generally, with respect to a holder of an award under Section 3(i) of the ITO that is not registered for trade, the taxable event shall take place on the date of exercise of the award into shares, and the income will be classified as regular employment or work income subject to marginal tax rates (if the participant is an individual) or corporate tax rates (if the participant is a corporation).

New 2012 Equity Incentive Plan Benefits

If the Plan Amendment is approved by our stockholders, the number of awards that will be received by or allocated to our employees, directors and consultants is not determinable at this time. For information regarding swards made to our named executive officers under the 2012 Equity Incentive Plan outstanding as of December 31, 2017, see “Outstanding Equity Awards at Fiscal Year-End.” For information regarding awards made to our directors under the 2012 Equity Incentive Plan outstanding as of December 31, 2017, and for a description of our compensation program for directors, see “Non-Employee Director Remuneration Policy.”

The following table provides information as of December 31, 2017 with respect to options outstanding under the 2012 Equity Incentive Plan and the Company’s other equity compensation arrangements.

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Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance

Equity compensation plans approved by security holders	1,304,638	$5.98	1,138,254
Equity compensation plans not approved by security holders *	12,029	$126.04	-
Equity compensation plans not approved by security holders **	4,225	$125.10	-
Equity compensation plans not approved by security holders ***	54,490	$5.76	-
Equity compensation plans not approved by security holders ****	2,778	$7.02	-
Total	1,378,160	$7.39	1,138,254

*	In March 2013, our Board adopted a non-employee director’s remuneration policy.

**	In May 2014, our Board approved the grant of non-plan options to the Company’s Scientific Advisory Board (“SAB”). These options have an exercise price of $125.10, vest in 4 quarterly installments in arrears, have a cashless exercise feature and a ten year term.

***	In September 2015, our Board approved the grant of non-plan options to our Board members and members of our SAB. These options have an exercise price of $5.76 per share, one third vesting immediately and the balance vest over 8 quarterly installments, have a cashless exercise feature and a six year term.

****	In December 2015, our Board approved the grant of non-plan options to a member of the SAB. The options to the SAB member have an exercise price of $7.02 per share, and vest over a three year period. One third vest after one year and the balance vest over 8 quarterly installments after the first anniversary; these options have a cashless exercise feature and a six year term.

Required Vote

The affirmative vote of a majority of the votes cast at the Meeting by the holders of Common Stock represented in person or by proxy and entitled to vote is required for approval of the Incentive Plan Proposal. Abstentions are considered present for purposes of establishing a quorum but will have no effect on the approval of the Incentive Plan Proposal. Broker non-votes will not affect the outcome of the vote on this matter.

Recommendation of the Board

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE INCENTIVE PLAN PROPOSAL.

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PROPOSAL 3

AMENDMENT TO OUR EXISTING BYLAWS TO MODIFY CERTAIN DIRECTOR REMOVAL REQUIREMENTS

Summary of Bylaw Amendment and Background

We are asking our stockholders to approve an amendment to our Bylaws which will permit our stockholders to remove a director with or without cause by a vote of the majority of the stockholders entitled to vote at a meeting of the stockholders. Currently, Article 3, Section 3.3 of our Bylaws provides that our stockholders may only remove a director for cause upon the vote of sixty-six and two-thirds percent (66 2/3%) of the stockholders entitled to vote at a meeting of the stockholders. The Board believes that as a matter of effective corporate governance and to support our stockholders’ rights, the Bylaws should be amended to permit stockholders to remove a director with or without cause with a simple majority. As a result, the Board determined that such an amendment is in the best interests of the Company and its stockholders and the Board has unanimously adopted a resolution approving and declaring advisable the amendment described in this Proposal 3.

Proposed Amendment to Bylaws

Article 3, Section 3.3 of our existing Bylaws would be amended to clarify that our stockholders will have the right to remove a director with or without cause by a vote of the majority of the stockholders entitled to vote at a meeting of the stockholders.

Required Vote

The amendment described in this Proposal 3 will not become effective unless approved by the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the stockholders entitled to vote at a meeting of the stockholders. If this Proposal 5 is adopted, the proposed Bylaw amendment will be effective immediately following the Annual Meeting. If this Proposal 5 is not approved, Article 3, Section 3.3 of our existing Bylaws will not be amended. Abstentions are considered present for purposes of establishing a quorum but will the effect of a vote against the approval of the Bylaw Proposal. Broker non-votes will also have the effect of a vote against the approval of the Bylaw Proposal.

The description of the proposed amendment to our Bylaws set forth in this Proposal 3 is only a summary and is qualified in its entirety by reference to the full text of Amendment No. 1 to DarioHealth Corp.’s Bylaws, a copy of which is provided in Annex B to this Proxy Statement, with additions of text indicated by underlining and deletions of text indicated by strike-outs.

Recommendation of the Board

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE BYLAW PROPOSAL.

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Beneficial Ownership of Principal Stockholders, Officers and Directors

The following table sets forth information regarding the beneficial ownership of our Common Stock as of October 19, 2018 by each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock, each of our named executive officers and directors; and all of our executive officers and directors as a group.

The following table shows the amount of our common stock beneficially owned as of October 19, 2018 by (i) each person or group as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, believed by us to beneficially own more than 5% of our common stock, (ii) each of our named executive officers and directors, and (iii) all our executive officers and directors as a group. Except as otherwise noted, each person named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Name of Beneficial Owner (1)	Common Stock Beneficially Owned Prior to Offering
	Shares (2)	% (3)
Directors and Named Executive Officers:
Erez Raphael (4)	2,363,756	9.0%
Olivier Jarry	60,251	*
Zvi Ben David (5)	917,596	3.5%
Dror Bacher (6)	441,407	1.7%
Dennis M. McGrath (7)	114,518	* %
Prof. Richard B. Stone (8)	284,642	1.1%
Glen Moller	0	0%
Hila Karah (9)	115,170	* %
Yalon Farhi (10)	56,268	* %
Allen Kamer (11) (12)	1,439,994	5.6%
Yoav Shaked	12,646	* %
All current executive officers and directors as a group (11 persons)	5,920,540	22.7%
5% or Greater Stockholders:
OurCrowd Digital Health L.P. (12)	1,388,889	5.4%
Agate JT Healthcare Fund L.P. (13)	2,571,428	9.5%
Shehnee Lawrence Farhi (14)	2,378,532	9.1%
David Edery (15)	2,658,524	9.9%

*	Less than 1%.

(1)	Unless otherwise indicated, the address of each person listed below is c/o DarioHealth Corp., 8 HaTokhen Street, Caesarea North Industrial Park, 3088900, Israel.

(2)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of October 19, 2018 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(3)	Percentage ownership is based on 25,936,165 shares of our common stock outstanding as of October 19, 2018.

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(4)	Includes 263,550 vested options. Excludes 95,443 options which are not vested. Also includes 757,509 shares of our Common Stock and 11,250 warrants to purchase Common Stock, held by Dicilyon Consulting and Investment Ltd. Erez Raphael is the natural person with voting and dispositive power over our securities held by Dicilyon Consulting and Investment Ltd. The address of Dicilyon Consulting and Investment Ltd. is 7 B'Chshvan St No. 8, Ramat HaSharon, Israel.

(5)	Includes 61,636 vested options to purchase common stock and 139,685 warrants to purchase common stock. Excludes 13,260 options which are not vested. Includes 35,716 shares owned by his spouse, for which Mr. Ben David disclaims beneficial ownership except to the extent of his pecuniary interest therein.

(6)	Includes 57,797 vested options to purchase Common Stock. Excludes 17,285 options which are not vested.

(7)	Includes 26,482 vested options to purchase common stock. Excludes 6,670 options which are not vested.

(8)	Includes 36,112 warrants to purchase common stock, and 26,204 vested options to purchase common stock. Excludes 6,670 options which are not vested.

(9)	Includes 24,537 vested options to purchase common stock. Excludes 6,670 options which are not vested.

(10)	Includes 18,204 vested options to purchase common stock. Excludes 13,003 options which are not vested.

(11)	Mr. Kamer is a Managing Partner of OurCrowd Digital Health L.P. and therefore the securities held by OurCrowd Digital Health L.P. may be deemed to be beneficially owned by Mr. Kamer. Mr. Kamer disclaims beneficial ownership of the securities owned by OurCrowd Digital Health L.P. except to the extent of his pecuniary interest therein.

(12)	Based solely on information contained in the filed Schedule 13G filed with the SEC on January 27, 2017, reporting beneficial ownership of OurCrowd Digital Health L.P., and on the exchange agreement signed between the Company and OurCrowd Digital Health L.P. on November 13, 2017. The address of OurCrowd Digital Health L.P is 28 Hebron Rd., Jerusalem 918001, Israel.

(13)	Based on the Securities Purchase Agreement executed by and between Agate JT Healthcare Fund L.P. and the Company dated February 28, 2018.

(14)	Based on information contained in the filed Schedule 13G filed with the SEC on February 14, 2018, reporting beneficial ownership of Ms. Farhi and on the Securities Purchase Agreements executed by and between Ms. Farhi and the company on March 6, 2018 and on September 7, 2018. Includes 194,223 warrants to purchase Common Stock issued to Ms. Farhi. Ms. Farhi’s address is 413 Grangeover Crt., London, Ontario, Canada.

(15)	Based on information contained in the filed Schedule 13G filed with the SEC on October 16, 2018, reporting beneficial ownership of Mr. Edery, Dicilyon Capital Markets Ltd., Dicilyon Holdings Ltd. and Dicilyon Consulting and Investments Ltd. Consists of (i) 1,323,526 shares of common stock and 935,000 warrants to purchase common stock held by Dicilyon Capital Markets Ltd.; (ii) 233,333 shares of common stock held by Dicilyon Holdings Ltd.; and (iii) 166,665 shares of common stock held by Dicilyon Consulting and Investments Ltd. Mr. Edery’s address is 10 Nataf St., Ramat Hasharon, 4704063, Israel.

Stockholder Communications

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o the Company, Attn: Zvi Ben-David. Mr. Ben-David will present a summary of all stockholder communications to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

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Additional Information

In addition, we are subject to certain informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this Proxy Statement should contact Zvi Ben-David, Chief Financial Officer of the Company, at 8 HaToKhen Street, Caesarea Industrial Park 3088900, Israel.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be included in the Company’s proxy statement and form of proxy for use in connection with the Company’s 2019 Annual Meeting of Stockholders must be received by the Company’s Secretary at the Company’s principal executive offices at 8 HaToKhen Street, Caesarea Industrial Park 3088900, Israel, not less than 90 days nor more than 120 days prior to the annual meeting of stockholders, and must otherwise satisfy the procedures contained in the Company’s Bylaws or as prescribed by Rule 14a-8 under the Exchange Act.

Stockholder proposals with respect to director nominees for use in connection with the Company’s 2019 Annual Meeting of Stockholders must be received by the Company’s Secretary at the Company’s principal executive offices at not less than 60 days before the date of the annual meeting of stockholders. A stockholder wishing to formally nominate an individual for election to the Board must do so by following the notice, information and consent provisions described in the Company’s Bylaws. In that regard, the stockholder must set forth the (a) the name, age, business address and the primary legal residence address of each nominee proposed in such notice, (b) the principal occupation or employment of such nominee, (c) the number of shares of capital stock of the Company which are owned directly or indirectly of record and directly or indirectly beneficially owned by the nominee and each of its affiliates (within the meaning of Rule 144 under the Securities Act of 1933, as amended), including any shares of the Company owned or controlled via derivatives, hedged positions and other economic and voting mechanisms, (d) any material agreements, understandings or relationships, including financial transactions and compensation, between the nominating stockholder and the proposed nominees and (e) such other information concerning each such nominee as would be required, under the rules of the Securities and Exchange Commission, in a proxy statement soliciting proxies in a contested election of such nominees. The Board will use the same evaluation criteria and process for director nominees recommended by stockholders as it uses for other director nominees. There has been no change to the procedures by which stockholders may recommend nominees to our Board.

It is suggested that any such proposals be submitted by certified mail, return receipt requested.

If we do not receive notice of a stockholder proposal within this timeframe, our management will use its discretionary authority to vote the shares they represent, as the Board may recommend.  We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.

HOUSEHOLDING OF MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports.  This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household.  We will promptly deliver a separate copy of either document to you if you call or write us at the address shown on the first page of this proxy statement.  If you want to receive separate copies of the annual report and any proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the address shown on the first page of this proxy statement or by phone at +(972)-(4) 770 4055.

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OTHER MATTERS

As of the date of this proxy statement, our management knows of no matter not specifically described above as to any action which is expected to be taken at the Meeting. The persons named in the enclosed proxy, or their substitutes, will vote the proxies, insofar as the same are not limited to the contrary, in their best judgment, with regard to such other matters and the transaction of such other business as may properly be brought at the Meeting.

IF YOU HAVE NOT VOTED BY INTERNET, PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE.  A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By order of the Board of Directors,

/s/ Erez Raphael
Erez Raphael
Chief Executive Officer

Caesarea, Israel

October 22, 2018

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Annex A

Amendment to Amended and Restated 2012 Equity Incentive Plan

WHEREAS, DarioHealth Corp. (the “Company”) maintains the DarioHealth Corp.’s Amended and Restated 2012 Equity Incentive Plan (the “Incentive Plan”);

WHEREAS, the Board of Directors (the “Board”) and the Compensation Committee of the Board has determined that it is in the best interests of the Company to amend the Incentive Plan to increase the maximum number of shares of the Company’s common stock authorized to be issued under the Incentive Plan by 2,500,000, from 5,373,000 to 7,873,000; and

WHEREAS, pursuant to Section 13 of the Incentive Plan, an amendment that materially increases the aggregate number of shares that may be issued under the Incentive Plan generally must be approved by a majority of votes cast by the stockholders of the Company in accordance with applicable stock exchange rules.

NOW, THEREFORE, effective as of the date of approval by a majority of votes cast by the stockholders of the Company in accordance with applicable stock exchange rules, the Incentive Plan is hereby amended in the following particulars:

1.	Section 4(a) of the Incentive Plan is deleted in its entirety and replaced with the following:

Share Reserve. Subject to the provisions of Section 11 relating to adjustments upon changes in Common Stock, the Common Stock that may be issued pursuant to Awards shall not exceed in the aggregate of 7,873,000 shares of Common Stock. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

2.	In all other respects the Incentive Plan shall remain unchanged and in full force and effect.

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Annex B

AMENDMENT NO. 1 TO

BYLAWS OF

DARIOHEALTH CORP.

(a Delaware Corporation)

(adopted effective as of November __, 2018)

1.       Article 3, Section 3.3 of the Bylaws is deleted in its entirety and replaced with the following:

SECTION 3.3. Vacancies, Additional Directors; Removal From Office; Resignation. If any vacancy occurs in the Board of Directors caused by death, resignation, retirement, disqualification, removal from office or otherwise, or if any new directorship is created by an increase in the authorized number of directors, a majority of the directors then in office, though less than a quorum, or a sole remaining director, but not the stockholders of the Corporation, may choose a successor or fill the newly created directorship. Any director so chosen shall hold office for the unexpired term of his or her predecessor in his or her office and until his or her successor shall be elected and qualified, unless sooner displaced. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. A director may be removed from his or her position by the Board of Directors with or without cause. The stockholders of the Corporation may ~~only~~ remove a member of the Board of Directors ~~for~~ with or without cause, which removal shall only occur at a meeting of the stockholders, duly called, by the affirmative vote of ~~sixty-six and two-thirds percent (66 2/3%)~~ a majority of the stockholders entitled to vote thereat. Any director may resign or voluntarily retire upon giving written notice to the Chairman of the Board or the Board of Directors. Such retirement or resignation shall be effective upon the giving of the notice, unless the notice specifies a later time for its effectiveness. If such retirement or resignation is effective at a future time, the Board of Directors may elect a successor to take office when the retirement or resignation becomes effective. ~~For purposes of this Section 3.3, “cause” shall mean: (i) the director’s conviction or plea of nolo contendere of a serious felony involving (a) moral turpitude or (b) a violation of federal or state securities laws, but excluding any conviction based entirely on vicarious liability, (ii) the director’s commission of any material act of dishonesty resulting or intended to result in material personal gain or enrichment of such director at the expense of the Corporation or any of its subsidiaries and which act, if made the subject of criminal charges, would be reasonably likely to be charged as a felony, (iii) the willful failure by such director to perform, or the gross negligence of such director in performing, the duties of a director or (iv) the director being adjudged legally incompetent by a court of competent jurisdiction.~~

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PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS, EREZ RAPHAEL AND ZVI BEN-DAVID, AND EACH OF THEM, AS PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF COMMON STOCK OF DARIOHEALTH CORP. HELD OF RECORD BY THE UNDERSIGNED ON OCTOBER 12, 2018, AT THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 29, 2018 AT 11 AM EST, at the law offices of Zysman, Aharoni, Gayer and Sullivan & Worcester LLP, 1633 Broadway, 32nd Floor, New York, New York 10019, OR ANY ADJOURNMENT THEREOF.

1.         To approve, for purposes of NASDAQ Listing Rule 5635(d), the conversion of 1,890,257 shares of the Company’s newly designated Series D Convertible Preferred Stock (the “Series D Preferred Stock”) into an aggregate of 7,561,028 shares of common stock, $0.0001 par value per share (the “Common Stock”) based on a conversion price of $0.90 per share, which was issued pursuant to a private placement transaction that closed on September 13, 2018 and September 26, 2018, respectively.

☐ FOR	☐ AGAINST	☐ ABSTAIN

1a.         Please indicate below whether you acquired shares in the Offering that was conducted by the Company in September 2018. If you indicate “FOR” below, you will not be entitled to vote on Proposal 2 “Private Placement Proposal.” If you indicate “AGAINST” or “ABSTAIN” you will be entitled to vote on Proposal 2 “Private Placement Proposal.”

☐ FOR	☐ AGAINST	☐ ABSTAIN

2.         To approve the Amendment to the 2012 Equity Incentive Plan, as amended, to increase the number of shares of Common Stock authorized for issuance under the Plan from 5,373,000 to 7,873,000.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.       To approve an amendment to the Company’s bylaws to permit the removal of a director with or without cause by a vote of the majority of the stockholders entitled to vote at a meeting of the stockholders.

☐ FOR	☐ AGAINST	☐ ABSTAIN

In their discretion, upon the transaction of any other matters which may properly come before the meeting or any adjournment thereof.

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s). If this card contains no specific voting instructions, the shares will be voted FOR each of the proposals described on this card.

Signature of Stockholder(s)

Date

Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

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VOTE BY INTERNET— if a registered holder by visiting www.vstocktransfer.com/proxy; if a beneficial holder by visiting www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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